Credit Suisse Annual Financial Services Forum 2021 Brendan Coughlin Head of Consumer Banking February 25, 2021 Exhibit 99.1

Forward-looking statements and use of non-GAAP financial measures Forward-Looking Statements. This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends, as well as the potential effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; The COVID-19 pandemic and associated lockdowns and their effects on the economic and business environments in which we operate; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic and associated lockdowns and their effects on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Further, statements about the estimated impact of CECL are forward-looking statements and are subject to the risk that the actual impact of CECL may differ, possibly materially, from what is reflected in those statements due to, among other things, changes in macroeconomic conditions and any of the other variables discussed, as well as changes based on continuing review of models and assumptions. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

Overview The Consumer Bank has been dramatically repositioned since our IPO, with a strong foundation for success looking forward Consumer credit has held up very well, including our education and point-of-sale offerings We have a focused and transformative agenda to differentiate and compete in an accelerating digital-first world Digital transformation of the core bank National Expansion driving new revenue pools Expansion of leading Citizens PayTM capability Deepening with Mass-Affluent and Affluent customers Wrap-up

Built the foundation to position us as a leading consumer bank

~6.6 million customers nationwide with a significant opportunity to grow and deepen


★ CFG Corporate Headquarters - Providence, RI
● CFG branch location
● CFG operations/client service location

National(1)

- ~2.8MM customers
  - ~97% single-product

Regional(1)

- ~3.8MM customers
  - ~1.4MM with products from our national businesses: Citizens Pay, Citizens Access®, Mortgage Banking, Education, Auto
- #2 deposit share in New England

Differentiated national banking capabilities

Education lending

Top-3 private student lender

$12.3B loan portfolio(2)

Mortgage Banking

Top-10 bank-owned platform

$104B servicing portfolio

Citizens Pay

Innovative leader in Point-of-sale (POS) lending

$2.7B loan portfolio(2)

Citizens Access®

1st regional bank with national digital platform

$5.9B deposits(2)

Key products & services

- Retail deposits
- Citizens Access®
- Wealth Management
- Business Banking
- Mobile/online banking
- Mortgage
- Education
- Citizens Pay
- Auto
- Home equity
- Card

See page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

4

Dramatically repositioned Consumer Banking since IPO

	2015	Today
Serving customers	Not growing Below average Net Promotor Scores (NPS)	**Above-industry growth and improving customer experience** ■ 4% primary household growth since 2018 ■ Improving NPS; JD Power rank improved from bottom-quartile to median-level
Growing national presence	Regional focus only	**Strong national banking capabilities** ■ Leading national lending platforms with mortgage, education, Citizens Pay ■ Citizens Access®: 1st national digital bank among regionals
Leveraging differentiated lending capabilities	Mortgage - undersized Education - new entrant POS - launched with Apple	**Leading national consumer lending businesses** ■ Mortgage: scale player across all channels – Top-10 bank-owned mortgage originator & servicer – $41B originations and $915MM of fees in 2020 ■ #3 private education lender in U.S.; 23% CAGR since 2015 ■ Premier POS partner with differentiated capabilities
Improving deposit franchise	Below-peer growth and higher-cost	**Growing low-cost deposits while optimizing pricing** ■ Best-in-class DDA growth since 2017 ■ 17 bps total deposit cost in 4Q20 and improving
Building advisory capabilities	Wealth - undersized and narrowly focused	**Developing scale** ■ Wealth: added new capabilities, gaining scale – $19B AUM; added HNW/UHNW capabilities
Improving financial performance	■ 0.5% ROTA(1) ■ 79.0% efficiency ratio(1) ■ $51B loans(2) ■ $70B deposits(2)	■ 1.8% ROTA in 2020, improved ~130 bps ■ 59.7% efficiency ratio in 2020, improved ~19.3 points ■ $68B loans in 2020 ■ $92B deposits in 2020

See page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

5

Disciplined risk-appetite with continued focus on super-prime/prime segments Loan growth in higher risk-adjusted return categories Leader in education refinance Innovative Citizens Pay POS partnerships Have de-emphasized lower-return categories Adopting originate-to-distribute orientation $ in billions +3% CAGR See page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. High quality, balanced consumer portfolio continues to consistently grow Strong prime and high quality portfolio Generating attractive retail loan growth

~94% of borrowers exited forbearance are current as of 12/31/20 vs. 98.5% for total retail High quality consumer portfolio has performed well through COVID Forbearance rate Forbearance rate 30+ days delinquency rate 30+ days delinquency rate Credit is holding up well… $12.3 billion Education loan portfolio(2) $2.7 billion Point-of-sale portfolio(2) …including particular strength in growth areas Retail Net Charge-offs Retail forbearance declining(1) Majority of customers are successfully re-entering repayment (1) (1) See page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Consumer Banking continuing to invest, positioning us for the future Continued investments in our future Continuous improvement mindset Investing in new technologies and digitization to improve customer experience and drive household growth Enhancing data analytics to deepen relationships and grow in mass affluent/ affluent segments and improve risk management Transforming our physical network with a focus on advice-based format Our vision: To be our customer’s trusted and primary financial partner supporting them along life’s journey Broadening capabilities Building strong national lending capabilities Top-10 bank-owned mortgage servicer and originator; innovating in POS with Citizens Pay; leader in education refinance Launching integrated national digital bank, building on Citizens Access® Developing scale in Wealth multi-segment advisory platform Innovating to source new customers and future revenue streams Continuing to drive efficiency and Balance Sheet Optimization initiatives Relentless focus on expense base through customer journeys, lean and agile development and process automation Broadening capabilities Continuous improvement mindset

Our plan: become a leading digital-first bank with differentiated capabilities

We will achieve our long-term vision through bold initiatives that build on our strengths

Digitally transforming our platform

Aggressively digitize & reimagine our distribution strategy

~$125-200mm opportunity*

- Improving customer experience:

1. Redesigning top customer journeys over 2-3 years
2. Improving consumer-direct acquisition via data-driven marketing
3. Accelerating advice-based model branch transformation

Driving revenue growth with national expansion

Capitalize on our leading national capabilities

~$100mm+ opportunity*

- Launching integrated national digital bank, building on Citizens Access ®
- Driving prudent growth through diverse lending platform focused on young professionals
- Leveraging Citizens Pay's differentiated capabilities in a fast-growing point-of-sale market

Deepen and grow in targeted segments

Differentiate in Mass Affluent and Affluent segments

~$50-100mm opportunity*

- Customer base skews more affluent, providing an advantage to grow
- Launching new value propositions for the mass affluent and affluent segments by mid-2021
- Accelerating growth in Wealth organically and inorganically

Continued positive momentum driving toward top-quartile financial performance

** Estimated potential medium-term pre-tax opportunities, including 2021 benefits expected under TOP 6 that are primarily related to digitization and branch transformation efforts.*

Citizens Financial Group, Inc.

9

Digital transformation – COVID accelerated trend towards digital channels

Digital adoption and engagement continues to accelerate within regional footprint

4Q20 YoY

Digital Active Households	Digital Logins	Digital Net Promotor Score
+7%	+15%	+13 pts
Active Mobile Households	**Digital as % of sales**	**% Mobile Deposits**
+15%	+11 pts	+8 pts

Consumer deposit transaction mix


YoY
55%
22%
23%
42%
30%
28%
-13 pts
+8 pts
+5 pts
4Q19
4Q20
ATM
Mobile
Branch

Digitally engaged are more profitable[1]

Revenue per household


~1.6x
Non-digitally engaged
Digitally engaged

Digital progress in 2020

- Upgraded mobile app
  - 4.5 stars on iOS
- Introduced customer-facing chat bots
- Increased P2P payments 74% YoY
- Improved digital account opening process driving deeper customer relationships

Citizens Financial Group, Inc.

See page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

10

Digital transformation – redesigning the customer experience

E2E digitization efforts well underway

- Digitizing the customer experience
- Marketing transformation for scale impact
- Repositioning branch network

Significant benefits expected

- Improved customer experience and satisfaction
- Meaningful financial benefits
  - Enhanced revenue opportunities
  - Efficiencies with greater self-service capabilities and lower structural costs

Select examples

Expect E2E digitization efforts to yield significant benefits (2020-2022)

Answered call center volume[1]


25%

Digital checking accounts[2]


80%

Digitally active households[1]


+24 pts

Mobile active users[1]


+18 pts

Mobile deposit mix[2]


+18 pts

Home equity pull through rate[1]


10 pts

see page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

11

Digital transformation – transforming physical presence to an advice-based model

Achieved significant efficiencies to date

- Branch count reduced by ~20% since 2015[1]
  - Shifting to advice-based model with higher-skilled bankers and fewer tellers
- People strategy implemented in 2020 enhanced revenue productivity and reduced branch headcount by ~850 (~14%)

Accelerating transformation

- COVID-19/lockdowns accelerated the trend of declining transaction-driven foot traffic
  - Expect ~5% annual reduction in branches through 2025 vs. ~3% per annum pace since 2015
- Partially reinvesting savings into marketing and technology spend, driving customer acquisition

	2015	2020	2025	Cumulative by 2025
	Transaction-based		Advice-based	
Branch Headcount	~8K Branch headcount	~6K Branch headcount	~5K Branch headcount	⇩ ~38%
Total sq. ft.	~4,300 Avg. sq. ft	~3,700 Avg. sq. ft	~3,300 Avg. sq. ft	⇩ ~50%
# branches	~1,200	~1,000	~750-850	⇩ ~35%



~1,200
~1,000
~750-850
2015
2020
2025
New/Transformed branches

see page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

12

National expansion - opportunity to capitalize on our leading national capabilities

National consumer lending platform with Citizens Access® will provide a distinct advantage


Citizens One
Auto Finance
Citizens Bank
Citizens Access
Citizens One
Student Loans
Citizens One
Franklin American
Mortgage Company
Citizens Bank

- Unique among regional banks with our leading national consumer lending businesses
  - Mortgage, Education, Citizens Pay and Auto
- Early-mover in building a national digital bank with Citizens Access®

~6.6MM customers nationwide, including ~2.8MM outside regional footprint

~5MM retail lending customers across 50 states

States >2% of total

~2.7MM outside regional footprint including ~2.0MM Citizens Pay customers


10% 10% 9% 7% 7% 5% 4% 4% 3% 3% 2% 2% 2% 2% 2%
CA NY PA TX MA FL OH NJ MI IL GA CT NC RI VA

~60K Citizens Access® customers across 50 states

States >2% of total


12% 11% 10% 10% 5% 5% 4% 3% 3% 3% 3% 2% 2% 2% 2% 2% 2%
CA MA NY PA FL NJ TX OH MI IL CT NH VA RI WA GA NC

Citizens Financial Group, Inc.

13

National expansion – an integrated value proposition to accelerate growth Launching an integrated national digital bank, building on our leading Citizens Access® platform Targeting young professionals nationwide with high potential for multi-product relationships 1H21 Migrating Citizens Access® to a cloud-based modern operating platform to serve as the foundation for the digital bank 2H21 Integrating education, mortgage and checking product with Citizens Access® onto our single digital platform 2022 and beyond Further integrating digital platform capabilities, e.g. Wealth, Citizens Pay Leveraging our strengths launching an integrated national digital bank focused on young professionals Strategy for the integrated national digital bank Delivering a fully-integrated national value proposition to serve our customers

Citizens Pay - the opportunity

Millennials/Gen Z prefer fixed installment over card[1]

Predictable


62%

Prefer fixed monthly payments with clear payment terms

Affordable


66%

Prefer not to open more credit cards just to make a large ticket purchase

Convenient, financially responsible way to pay; a subscription-like value proposition

POS lending portfolio has grown significantly

$ in billions, end of period



# of customers
1.7MM
1.9MM
2.7MM
2.9MM
~31% CAGR
$1.2
$1.5
$2.4
$2.7
~$6+
2017
2018
2019
2020
2025E

POS lending is growing much faster than cards[2]

$s in billions

POS lending growing 20%+ vs. 4-6% for cards



$905
$49
$88
$113
5%
$655
$1,156
$94
$138
$130
8%
$794
$1,444
$162
$194
$142
11%
$946
CAGR
22%
14%
4%
6%
2015
2018
2021E
General-purpose cards
Personal loans
Private-label cards
POS lending
POS as % of total unsecured

Attractive customers with strong credit profile

Under age 40	Avg. FICO	Avg. Income
~50%	~745	~$170K

- Low-cost customer acquisition platform with opportunity to deepen the relationship
- Credit card-like returns with lower credit risk

see page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.™

15

Citizens Pay – our journey

5+ million customers served and ~$8 billion originations to date[1]

2015 Apple Partnership	2016-2019 Developed scalable platform	2019-2020 Built depth in industry verticals	2021+ Accelerating partnership wins
▪ Early advantage with seamless customer experience and real-time credit/fraud analytics at POS	▪ Flexible platform to enable merchant customization and customer financing options	▪ Consumer Electronics, Retail, Home & Health ▪ Strong momentum with 4 partners launched in 4Q20	▪ Citizens Pay branding ▪ Expansion into new verticals ▪ Expect additional partnership wins

Strong merchant partnerships with more announcements in 2021

Microsoft

BJ's Live Generously

vivint.

ARLINGTON FINANCIAL CONSULTANTS FUND FAST ONLINE

HORIZON FITNESS

ECHELON

SOLE FITNESS

Wiley Efficient Learning

Our first-mover advantage and differentiated capabilities position us to win see page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

16

Deepening relationships – continuing strong progress in banking Primary household growth Cost of deposits gap to peers é 4% vs. 2018 ê 50%+ vs. 2018 Period-end low-cost deposit growth é 30% vs. 2018 Improved Consumer deposit mix with opportunity to further reduce deposit costs 36 bps 29 bps 24 bps 17 bps IBD cost Total deposit cost Prior ZIRP 4Q20 Highlights Outpacing industry in growing primary households and low-cost deposits Targeting mass affluent and affluent segments Improving quality of deposit base with more primary, “sticky” relationships creates potential to further deepen Regional banking franchise Key initiatives Redefining value proposition for mass affluent and affluent customers during 1H21 Creating an improved connection with our Wealth offering as customer affluence grows Launch new product lineup in 2Q21 Our customer base has rapidly improved in its quality $s in billions

Deepening relationships - a significant opportunity with Wealth

Majority of our customers are Wealth prospects, presenting a significant opportunity

Wealth

High concentration of mass affluent and affluent within our regional footprint


CFG households in footprint at 4Q20 (1)
Mass Affluent 33%
Pre- & Mass Market 40%
Affluent 24%
HNW 3%

Making steady progress capturing assets under management, with more running room


$ in billions
19% CAGR
$6.6
$18.9
~$30B+ AUM to achieve scale
4Q14
4Q20
Target
AUM

Highlights

- Clarfeld | Citizens Private Wealth making progress with integration; ~29% AUM growth since Clarfeld acquisition[2]
- Improved mix of wealth fees toward recurring sources
  - AUM/AUA-based fees represent ~65% of 2020 wealth fees vs. ~49% in 2015

Key initiatives

- Relatively low household penetration and share of wallet creates need for deepening via advice-based relationships
- Launching refined value propositions by mid-2021 tailored to mass affluent and affluent customers
- Improving advisor productivity with focus on planning and practice management
- Realigning branch staffing to be more advice-based with higher-skilled bankers and fewer tellers see page 24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

18

Wrap-up The Consumer Bank has been dramatically repositioned since our IPO, with a strong foundation for success looking forward Above-industry growth and improving customer experience Strong national banking capabilities Growing low-cost deposits At scale in Mortgage; building Wealth Improving financial performance Consumer credit has held up very well, including our education and point-of-sale offerings Focused and transformative agenda to differentiate and compete in an accelerating digital-first world Continued positive momentum driving toward top-quartile financial performance

Appendix

Citizens Pay – positioned to continue to win Strategic partner approach with tailored solutions Flexible, 100% digital end-to-end platform provides frictionless customer experience Omni-channel capabilities (online, mobile, in-store) Fintech agility with strengths of a bank: More payment options, longer terms, better pricing Real-time fraud/credit analytics Recognized as the premier partner for large, sophisticated brand-name retailers Easy integration for merchants Instant credit approval capabilities Frictionless customer payment set up Investing in digital experience – both B2B and consumer direct Our differentiated capabilities

Citizens Pay – our offerings Strongest offer for the customer Lowest monthly payments Merchant subsidizes interest payments 0% Financing Hybrid No Interest Promos Flat APR For All Credits Standard Risk Based APRs Serves customers that can pay off quickly, and those that can’t No deferred interest on missed payments Example: 36 month loan, 0% for 6 months, APR for 30 months Typically better than credit card APRs Example: 9.99% for 6-48 months based on purchase size Merchants may subsidize risk-based pricing Typically less than credit card APRs and other Buy Now Pay Later offers Lowest cost for the merchant Product suite tailored to meet specific needs of our merchant partners and customers No Interest for up to 84 months % Intro Period, Switching to APR One Rate for All Customers APR Range, Variable Based on Credit

Citizens Pay – how it works and how we make money Illustrative examples 1 Customer shops Customer shops on-line or instore and selects item Customer is offered an equal payment plan option with Citizens Pay 2 3 4 5 Customer chooses Citizens Pay Customer completes purchase Citizens Pay settles with merchant Customer repays Citizens Pay Customer chooses payment plan and submits application for a merchant-specific line of credit with Citizens Pay Citizens Pay provides an instant decision If approved, customer completes purchase with Citizens Pay as payment type at merchant checkout Citizens Pay settles with merchant for price of item less any merchant discount rate Customer typically selects autopay via ACH or debit/credit card (depending on the program) Customer repays Citizens Pay in fixed monthly installments for the term selected

Notes

Notes on Non-GAAP Financial Measures

See important information on Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
c) Select totals may not sum due to rounding.
d) Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted.

Notes on slide 4 - Built the foundation to position us as a leading consumer bank
1) Regional includes customers residing within 11-state branch footprint. National includes customers outside Regional
2) Represents period-end balances as of December 31, 2020

Notes on slide 5 - Dramatically repositioned Consumer Banking since IPO
1) ROTA defined as return on total average tangible assets; see above note on non-GAAP financial measures
2) See general note d) above

Notes on slide 6 - High quality, balanced consumer portfolio continues to consistently grow
1) See above general note c)

Notes on slide 7 - High quality consumer portfolio has performed well through COVID
1) Represents portion of the portfolio granted forbearance; percentage based on principal balances
2) Represents period-end balances as of December 31, 2020

Notes on slide 10 - Digital transformation - COVID accelerated trend towards digital channels
1) Cumulative revenues from a digitally engaged customer is approximately 67% higher on average compared to a non-digitally engaged customer over the five-year period following the new-to-bank checking sale. Digitally engaged customers have at least one transaction in Online billpay, Mobile billpay, RDC, or Zelle within 60 days of account opening

Notes on slide 11 - Digital transformation - redesigning the customer experience
1) Represents change in period end balances.
2) Represents change in full-year average balances

Notes on slide 12 - Digital transformation - transforming physical presence to an advisory model
1) Approximate reduction of branches of 20% for the period December 31, 2015 through February 21, 2021

Notes on slide 15 - Citizens Pay - the opportunity
1) Citizens Point of Sale Survey conducted nationally by Mintel Comperemedia in June 2018
2) McKinsey on Payments, Volume 12, Issue 30, January 2020

Notes on slide 16 - Citizens Pay - our journey
1) Represents originations through January 31, 2021

Notes on slide 18 - Deepening relationships - a significant opportunity with Wealth
1) Source: Internal company data as of December 31, 2020
2) AUM growth since 1Q19 post-acquisition of Clarfeld

Citizens Financial Group, Inc.™
24

Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data